UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2016

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On July 26, 2016 Ally Financial Inc. issued a press release announcing preliminary operating results for the second quarter ended June 30, 2016. The press release is attached hereto and incorporated by reference as Exhibit 99.1. Charts furnished to securities analysts are attached hereto and incorporated by reference as Exhibit 99.2. In addition, supplemental financial data furnished to securities analysts is attached hereto and incorporated by reference as Exhibit 99.3.

 Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, Dated July 26, 2016
99.2	Charts Furnished to Securities Analysts
99.3	Supplemental Financial Data Furnished to Securities Analysts

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated: July 26, 2016	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer
and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated July 26, 2016
99.2	Charts Furnished to Securities Analysts
99.3	Supplemental Financial Data Furnished to Securities Analysts